UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2015
ZOE'S KITCHEN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36411 (Commission File Number)	51-0653504 (I.R.S. Employer Identification No.)

5760 State Highway 121, Suite 250
Plano, Texas 75024
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 436-8765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective as of June 18, 2015, Jason Morgan resigned as Chief Financial Officer of the Company to pursue other business interests. Mr. Morgan’s departure was not related to any disagreement with the Company’s board of directors, audit committee or the Company’s auditors. The Company has initiated a search for his successor.

(c) Upon the resignation of Mr. Morgan, on June 18, 2015, the Company appointed James Besch, the Company's current Controller and principal accounting officer, as the principal financial officer of the Company during the search process. James Besch has served as our Controller since January 2013 and our Vice President of Accounting since April 2014. Prior to joining Zoës Kitchen, Mr. Besch served as Regional Controller and Director of SEC reporting for Club Corp, Inc. from November 2003 to December 2012. Mr. Besch began his career with Arthur Andersen in 1996. Mr. Besch received his Master's Degree in 1996 from the University of Texas. He is a Certified Public Accountant.

Mr. Besch has not engaged in any related party transactions that are required to be disclosed under Item 404 of Regulation S-K.

In connection with Mr. Besch's appointment, the Company and Mr. Besch will enter into an indemnity agreement, which is in substantially the form of the Indemnity Agreement for the Company's directors and executive officers that was filed as Exhibit 10.14 to the Company's Registration Statement on Form S-1 (Reg. No. 333-194457), as filed with the Securities and Exchange Commission on March 10, 2014.

(d) On June 18, 2015, the Company approved Rahul Aggarwal, in his capacity as a member of the Company’s Board of Directors, to receive the standard Board fees (excluding any equity component), which fees shall consist of: (i) an annual fee for serving as a member of the Board of Directors of $30,000; and, an annual fee for serving as a member of the Nominating and Governance Committee of the Board of $3,000. This payment will be effective upon the commencement of the Company’s third fiscal quarter, which is July 14, 2015, and Aggarwal will receive payment of these fees in a prorated manner based upon the July 14, 2015 effective date.

Item 5.07     Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on June 18, 2015. At the annual meeting, stockholders voted in favor of the re-election of two incumbent directors, Sue Collyns and Thomas Baldwin, to our Board of Directors and voted in favor of the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2015. The final voting results were as follows:

(1) Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sue Collyns	12,713,664	364,137	4,183,043
Thomas Baldwin	11,743,021	1,334,780	4,183,043

(2) Ratification of the appointment of PwC as our independent registered public accounting firm for 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,897,141	85,921	277,782	—

Item 7.01 Regulation FD Disclosure.

On June 18, 2015, the Company issued a press release announcing the management changes described in Item 5.02(b) and (c) of this Form 8-K. A copy of the Company's press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.     Description
99.1            Zoe's Kitchen, Inc. Press Release dated June 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOE'S KITCHEN, INC.

Date: June 19, 2015

By:	/s/ Michael Todd
Name: Michael Todd
Title: General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.     Description
99.1            Zoe's Kitchen, Inc. Press Release dated June 18, 2015.